Prepared by:
          Robert N. Buchanan III
          Farris, Warfield & Kanaday, PLC
          Suite 1 800, SunTrust Center
          424 Church Street
          Nashville, Tennessee 37219


                    MORTGAGE DEED, ASSIGNMENT OF RENTS AND LEASES
                               AND SECURITY AGREEMENT


               This Mortgage Deed, Assignment of Rents and Leases and Security Agreement (as it may be amended and/or restated from time to time, this "_______ Mortage") is made as of the ____ day of May 1997, by OHI REALTY LIMITED PARTNERSHIP I, a Massachusetts limited partnership with its principal place of business at 250 Boylston Street, Chestnut Hill, Massachusetts
          02167-2001       (the  "Mortgagor"), to  and for  the benefit  of
          NATIONAL HEALTH INVESTORS, INC., a Maryland corporation with  its
          principal  office  and  mailing  address  at  100  Vine   Street,
          Murfreesboro, Tennessee 37130 (the "Mortagee").

                           KNOW ALL MEN BY THESE PRESENTS

               That Mortgagor, for consideration paid, hereby irrevocably grants, mortgages, transfers, hypothecates and assigns to Mortgagee, with Mortgage Covenants the following tract(s) of land and other property:

               I. LAND: That certain parcel of land situated in Quincy, County of Norfolk, Massachusetts. and more particularly described in Exhibit A attached hereto and made a part hereof ( the "Premises").

               II. IMPROVEMENTS: All buildings and improvements now situated upon the Premises or that may hereafter be constructed on the Premises or added thereto, together with all fixtures now or hereafter owned by Mortgagor or in which Mortgagor has an interest (but only to the extent of such interest) and placed in or upon the Premises or the buildings or improvements thereon (collectively the "Improvements").

               III. EASEMENTS: Any easement, bridge or right of way, contiguous or adjoining the Premises and the Improvements thereon, and all other easements, if any, inuring to the benefit of the Premises.

               IV. PERSONAL PROPERTY AND FIXTURES: All ofthe equipment, personal property and fixtures of every kind and description now or hereafter owned by Mortgagor or in which Mortgagor has an interest (But only to the extent of such interest) and situated or to be situated upon the Premises, together with any renewals, replacements or additions thereto or substitutions therefor, and now or hereafter located at, or used in connection with the operation of the Premises.

               V. RENTS AND LEASES: All rents, income, issues, profits, royalties, and other benefits derived or to be derived from the Premises, Improvements, and fixtures (all of which are called "Rents") and all of Mortgagor's interest in any lease, license or other agreement pursuant to which any Rents are payable and all security and guaranties therefor (all of which are called "Leases"); provided, however, that patient receivables shall not be considered "Rents" or otherwise be encumbered hereunder.

               All of the Premises, Improvements and other property hereby granted, sold and conveyed, or intended so to be, are referred to collectively as the "Mortgaged Property."

                                   TOGETHER WITH:

               A. PROCEEDS FOR DAMAGE TO THE MORTGAGED PROPERTY: All proceeds paid for any damage done to the Mortgaged Property, or any part thereof, or for any portion thereof appropriated for any character of public or quasi-public use in accordance with the provisions, terms and conditions hereinafter set forth.

               B. RECORDS: All of the records and books of account now or hereafter maintained by Mortgagor in connection with the operation of the Premises.

               C. NAME AND GOODWILL: The right, in event of foreclosure hereunder of the Mortgaged Property, to take and use any name by which the Mortgaged Property is then known, and the goodwill of Mortgagor with respect thereto.

               SUBJECT, HOWEVER, to those certain liens, encumbrances and other matters, if any, set forth on Exhibit B attached hereto and incorporated herein by this reference (collectively the "Permitted Exceptions").

               TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee and its successors and assigns forever, subject to the Permitted Exceptions together with all and singular the tenements, hereditaments and appurtenances belonging or in anyway appertaining thereto, whether now owned or acquired hereafter, with the reversions, remainders, rents, issues, incomes and profits thereof, and all of the estate, right, title, interest and claim whatsoever that Mortgagor now has or may hereafter acqu ire in and to the Mortgaged Property. And Mortgagor does hereby bind itself, its heirs, successors and assigns, to warrant and forever defend the same unto Mortgagee and its successors and assigns against all persons whomsoever claiming or to claim the same or any part thereof subject to the Permitted Exceptions.

               Capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Loan Agreement dated as of _______________, 1997 herewith by and between Mortgagor, OHI Corporation d/b/a Oasis Healthcare, a Georgia corporation ("Oasis") and Mortgagee (as it may be amended and/or restated from time to time, the "Loan Agreement").

               The conveyance is made for the purpose of securing the following:

               (a) Payment of all principal, interest and other amounts pursuant to the terms of a note in the amount of up to Eight Million Three Hundred Thousand and No/I00 Dollars ($8,300,000.00) executed by Mortgagor and Oasis having a _______________________, 1997 effective date and payable to the order of Mortgagee and any and all extensions, modifications and renewals thereof and substitutions therefor (such promissory note, together with the second note described in (b) below, as either may be extended, modified, or renewed or their substitution, is referred to collectively, jointly and severally as the "Note"), and of the performance of every obligation and agreement of Mortgagor and/or Oasis contained in the Note;

               (b) Payment of all other principal, interest and other amounts which may become due under that certain $300,000 Promissory Note executed by Mortgagor and Oasis and payable to the order of Mortgagee and all extensions, modifications and renewals thereof and substitutions therefor.

               (c) Performance by Mortgagor and by Oasis and, if applicable, by latros Health Network,
          Inc., a Delaware corporation, of all obligations and payment of any amounts due tinder (i) the Loan
          Agreement; (ii) the Note (and/or either of them), (iii) the Mortgages, including without limitation this
          Mortgage, (iv) the Debt Service Reserve Agreement, (v) the Capital Improvement Reserve Agreements,
          (vi) the Security Agreement/ Facilities, (vii) the Security Agreement/Deposits, (viii) the Escalator
          Agreements, (ix) the Environmental Agreements, (x) the Guaranty, and (xi) any other Loan Document;

               (d) Payment of any and all sums or indebtedness now or hereafter existing and owed to Mortgagee from Mortgagor and/or by Oasis pursuant to the Loan Documents.

               ARTICLE I - Covenants and Warranties.

               Mortgagor covenants, warrants and agrees as follows:

               1.1 Mortgagor is lawfully seized of the Mortgaged Property and has the right to encumber it with the lien created by this Mortgage, which lien is subject only to the Permitted Exceptions. Mortgagor will defend the title thereto in any action affecting the rights of the Mortgagee hereunder and pay all costs of any such action (including, but not limited to, reasonable attorneys' fees actually incurred), whether or not such action
          (a) progresses to judgment, or (I)) is brought by or against Mortgagee.

               1.2 Subject to the terms of Section 5.11 of the Loan Agreement, Mortgagor will pay or cause to be paid (before they become delinquent) all taxes and exhibit the receipts therefor to Mortgagee. The term "taxes" as used in this Section 1.2 shall be deemed to include all assessments, impositions and other governmental charges, ordinary or extraordinary, foreseen or unforeseen, that may be levied, assessed or otherwise become a lien upon or charge against the Mortgaged Property, or the interest created therein by this Mortgage. After the occurrence of an Event of Default and upon written demand by Mortgagee, Mortgagor will deposit or cause to be deposited monthly with Mortgagee or its duly authorized agent an amount that will create a fund sufficient to make each and every payment of taxes in the future as the same shall become due and payable. Such deposits shall be received and held by Mortgagee or its agent, in a non-interest bearing account, unless othenvise required by law, and applied to the payment of each installment of such taxes as it becomes due and payable and Mortgagor shall furnish to Mortgagee or its agent, promptly upon receipt, the tax bills with respect thereto. If Mortgagor shall have deposited amounts in the aggregate more than sufficient to pay such taxes, the excess shall be applied by Mortgagee toward the deposits next required to be made hereunder or at its election shall be repaid to Mortgagor. All of Mortgagor's interest in such deposits is hereby assigned by Mortgagor to Mortgagee, and Mortgagor hereby pledges to Mortgagee an interest in such deposits, as additional security for the performance of the obligations secured hereby. Upon performance in full of all indebtedness secured hereby, any monthly deposits then held by Mortgagee or its agent shall be repaid to Mortgagor, or as otherwise may be required by law.

               1.3 Mortgagor will also pay or cause to be paid (before they become delinquent) any and all assessments, water, sewer and other utility charges and all other charges and encumbrances that are or may be a lien upon the Mortgaged Property.

               1.4 Mortgagor will commit or permit no waste on the Mortgaged Property and will keep all Improvements now or hereafter erected on the Premises in a sound condition and in substantially the same condition as exists on the date of this Mortgage normal wear and tear and fully-insured casualty excepted.

               1.5     Mortgagor will:

                    1.5.1 Promptly repair, restore, rebuild, replace or alter as necessary any portion of the Mortgaged Property that may be damaged or destroyed by fire or other casualty, or taken by condemnation, as nearly as possible to the condition such Improvements were in prior to such damage, destruction or taking, without regard to the availability or adequacy of insurance proceeds or condemnation awards; provided, however, Mortgagor's repair obligations hereunder are contingent upon the Mortgagee's making the insurance and condemnation proceeds subject to Mortgagee's control available to Mortgagor as provided herein. Mortgagor will give Mortgagee prompt notice of damage to such Improvements or personal property in excess of $25,000.00;


          1.5.2 Pay when due all invoices properly payable for labor and construction materials thereon:

          1.5.3 Provide management of the Mortgaged Property reasonably satisfactory to the Mortgagee;

          1.5.4     Not remove or demolish any such Improvements,
          and make no change or alteration to such Improvements as would reduce the value of the Improvements without the prior consent of Mortgagee, which consent shall not be unreasonably withheld, delayed or conditioned. Mortgagor further covenants that it will not make, authorize or permit to be made any structural alterations, or other significant renovations to the Mortgaged Property, the estimated cost of which exceeds $100,000.00, except in such manner and under such terms and conditions as Mortgagee may reasonably require. No fixtures or personal property shall be removed from the Mortgaged Property during the course of any work performed in accordance with this Section 1.5.4 except as authorized in Section 8.10 hereof, without the prior written consent of Mortgagee. The provisions of this Section 1.5.4 shall apply to any change, alteration or addition made or required to be made by Mortgagor in the course of complying with the provisions of any other section contained herein; provided, however, Mortgagee's consent and approval is not required for alterations required to comply with any of the Requirements or to meet the Capital Expenditure requirements contained in the Loan Agreement. Nothing herein shall prohibit Mortgagor from removing from the Premises obsolete equipment or other personal property if it is replaced with comparable or better items.

               1.6 Mortgagor will continuously operate the Mortgaged Property or cause the Mortgaged Property to be operated in material compliance with (a) all applicable laws, ordinances, rules, regulations and directions of government authorities having jurisdiction of the Mortgaged Property, and (b) the requirements of all policies of insurance on the Mortgaged
          Property and of the national or local Boards of Fire Underwriters. Mortgagor will require that the Facility Operator procure, pay for and maintain all permits, licenses and other authorizations needed for the operation of the Mortgaged Property.

               1.7 Mortgagor will keep or cause to be kept proper and separate books of account, in accordance with generally accepted accounting practice, and make, or cause to be made, full and true entries of all dealings with transactions of every kind relating to the Mortgaged Property, which books and records will be open to inspection by Mortgagee, its agents, accountants and representatives, at all reasonable times.

               1.8 All leases of all or any portion of the Mortgaged Property hereafter made by Mortgagor, including without limitation the Facility Lease of the Mortgaged Property between Mortgagor and Oasis, will be subordinated to the lien created by this Mortgage, and shall provide that, at the option of Mortgagee, the tenant thereunder shall attorn to Mortgagee or any assignee of Mortgagee. Other than leases with residents of the Mortgaged Property, no lease will be executed by Mortgagor without prior written approval of Mortgagee. Mortgagor will, from time to time, promptly upon demand, deliver to the Mortgagee a true and correct schedule of all such leases then in effect, showing the name of the tenant, the space occupied, the rental rate and the expiration date of the term.

               ARTICLE II - Insurance.

               2.1 Mortgagor will at all times keep the Mortgaged Property or cause it to be kept insured in accordance with the terms of the Loan Agreement.

               ARTICLE III - Damage By Fire or Other Casualty.

               3.1 If by reason of any damage or destruction to the Mortgaged Property any sums are paid under any insurance policy mentioned iii or contemplated by Article II hereof, such sums shall be paid as follows:

                    3.1 .1 If the aggregate insurance proceeds received  by
               reason of any single instance of such damage or destruction shall be $100,000.00 or less, such insurance proceeds shall be paid over to Mortgagee and Mortgagor jointly or, at the option of Mortgagee, to Mortgagor alone, to be held as a trust fund to be used first for the payment of the entire cost of restoring, repairing, rebuilding or replacing the damaged or destroyed Mortgaged Property before using the same for any other purpose; provided, however, that if any uncured Event of Default shall exist hereunder at the time such proceeds are so to be paid over, such proceeds shall be paid over to Mortgagee alone, to be applied in Mortgagee's discretion to the payment of the indebtedness secured hereby as it shall become due or the repair of the Mortgaged Property.

                    3.1.2 If the aggregate insurance proceeds received by reason of any single instance of such damage or destruction shall exceed $100,000.00, such proceeds shall be paid to Mortgagee alone, to be applied toward reimbursement of all costs and expenses of Mortgagee in collecting such proceeds in the event Mortgagee is not able to promptly collect such proceeds, and then to be released to Mortgagor for the repair, restoration, rebuilding or replacement of that part of the Mortgaged Property so damaged or destroyed, or if an uncured Event of Default exists, at Mortgagee's sole discretion to the payment of the indebtedness secured hereby as it shall become due. Mortgagee is authorized (a) to adjust and compromise such loss without the consent of Mortgagor, (1,) to collect, receive and receipt for such proceeds in the name of Mortgagee and Mortgagor, and (c) to endorse Mortgagor's name upon any draft or check in payment thereof.

                    3.1.3 In the event that the insurance proceeds received pursuant to Section 3.1.2 hereof are to be applied to the restoration of the Mortgaged Property, such restoration shall be done, subject to the following conditions:

                         (a) Mortgagor shall submit to Mortgagee plans and specifications and a budget of all costs for such restoration, which items shall be reasonably satisfactory to Mortgagee;

                         (b) at any time and from time to time, to the extent the estimated cost of completion of such restoration exceeds then available insurance proceeds during such restoration, the Mortgagor shall deposit with Mortgagee the amount of such deficiency or otherwise demonstrate the availability of funds for such deficiency within ten (10) days after demand by Mortgagee;

                         (c)       the  deficiency referred  to in  Section
                    3.1.3(b) hereof shall be  spent on such restoration  of
                    the Mortgaged Property prior to any advance of insurance proceeds by Mortgagee;

                         (d) Mortgagee's being satisfied that all leases with respect to the Mortgaged Property that are in existence at the time of such damage will be, at the time of completion of the reconstruction or repair of the portions damaged, in full force and effect; and

                         (e) such proceeds shall be disbursed subject to such other terms and conditions as Mortgagee shall reasonably require.

               3.2 Provided that Mortgagee releases all available proceeds to Mortgagor, nothing contained in this Article III shall relieve Mortgagor of its obligations in Section 1.5.1 hereof in the event that no or inadequate proceeds of insurance are available to defray the cost of such work, except that, on the occurrence of any fire or other casualty that affects the Mortgaged Property, Mortgagor shall have the right to pay Mortgagee the entire principal balance of the Note, together with all accrued and unpaid interest thereunder to the date of such payment and all other sums, if any, then due under this Mortgage. In addition, nothing contained herein shall relieve Mortgagor of its duty to pay all installments of interest and to make all other payments called for or required by the Note and this Mortgage subsequent to the occurrence of any fire or other casualty.

               ARTICLE IV - Condemnation.

               4.1 Promptly upon receipt by Mortgagor of notice of the institution of any proceeding or negotiations for the taking of the Mortgaged Property, or any part thereof, in condemnation or by the exercise of the power of eminent domain, Mortgagor shall give notice thereof to Mortgagee. Mortgagee may appear in any such proceedings and participate in any such negotiations and may be represented by counsel. Mortgagor, notwithstanding that Mortgagee may not be a party to any such proceeding, will promptly give to Mortgagee copies of all notices, pleadings, judgments, determinations and other papers received by Mortgagor in connection therewith. Mortgagor will not enter into any agreement for the taking of the Mortgaged Property, or any part thereof, with anyone authorized to acquire the same in condemnation or by eminent domain unless Mortgagee shall first have consented in writing thereto.

               4.2 In the event of a taking of all or substantially all of the Mortgaged Property in condemnation or by eminent domain, the whole of the principal sum and accrued and unpaid interest evidenced and secured by the Note and this Mortgage, together with all other amounts, if any, secured hereby, shall forthwith become due and payable, at the option of Mortgagee, and all awards paid or payable on account of such taking shall be paid to Mortgagee. As used in this Section 4.2, a taking of all or substantially all of the Mortgaged Property shall mean a taking of so much as leaves a balance that cannot economically be operated for the purposes for which the same was operated or intended to be operated prior to such taking.

               4.3 In the event of a taking of less than substantially all of the Mortgaged Property in condemnation or by eminent domain, or by agreement in lieu thereof, all awards payable as a result of such taking shall forthwith be paid to Mortgagee, and the proceeds of such awards shall be applied first towards the repair or restoration of the Mortgaged Property if such repair or restoration is commercially feasible considering the remaining indebtedness secured by this Mortgage and the balance towards the payment of the indebtedness secured hereby. Provided, however, that if any Event of Default shall exist hereunder at the time such proceeds are so to be paid over, such proceeds shall be paid over to Mortgagee alone, to be applied to the payment of the indebtedness secured hereby as it shall become due. In the event such proceeds are released, as aforesaid, to repair, restore and alter the Mortgaged Property to the extent required as a result of such taking, the proceeds of such taking shall be disbursed in accordance with and subject to the provisions of Section 3.1.3 hereof.

               ARTICLE V: RENTS AND LEASES

               5.01 Assignment of Rents . Mortgagor hereby authorizes Mortgagee or Mortgagee's agents to collect the Rents and hereby directs each tenant of the Premises to pay the Rents to Mortgagee or Mortgagee's agents; provided, however, that prior to the occurrence and absent the continuation of an Event of Default under this Mortgage, Mortgagor shall collect and receive all Rents as licensee for the benefit of Mortgagee, and Mortgagor shall apply the Rents so collected to the amount then due and payable under this Mortgage, so long as no Event of Default has occurred and is continuing, to the account of Mortgagor, it being intended by Mortgagor and Mortgagee that this assignment of Rents constitutes an absolute assignment and not an assignment for additional security only. Upon the occurrence and during the continuation of an Event of Default and without the necessity of Mortgagee entering upon and taking and maintaining full control of the Premises in person, by agent or by a receiver, Mortgagee shall immediately be entitled to possession of all Rents as the same become due and payable, including but not limited to, Rents then due and unpaid, and all such Rents shall immediately upon delivery be held by Mortgagor as licensee for the benefit of Mortgagee only. Mortgagor agrees that during the continuation of an Event of Default, each tenant of the Premises shall pay such Rents to Mortgagee or Mortgagee's agent on Mortgagee's written demand to each tenant therefor, delivered to each tenant personally or by mail, without any liability on the part of said tenant to inquire further as to the existence of an Event of Default. Mortgagor hereby covenants that Mortgagor has not executed any prior assignment of Rents, that Mortgagor has not performed, and will not perform any acts that would prevent Mortgagee from exercising its rights under this Article V . Mortgagor covenants that Mortgagor will not hereafter collect or accept payment of any Rents except for the following: (a) payments of Rents for a period not more than one month prior to the due dates of such Rents;(b) payment of Rents in arrears; and
          (c) payments of security deposits for performance of any lessee's or other obligor's covenants under any Lease in usual and customary amounts. Mortgagor further covenants that Mortgagor will execute and deliver to Mortgagee such further assignments of Rents as Mortgagee may from time to time request.

               5.02 Compliance with Leases. Mortgagor shall comply with all Leases and shall notify Mortgagee if Mortgagor is unable to do so or determines that it will be unable to do so for any significant terms. Mortgagee may do whatever it determines is necessary to insure that all Leases continue in effect whenever Mortgagee determines that Mortgagor is or may be unable to perform any significant term of the Leases.

               5.03 Modification of Leases. etc. . Mortgagor shall not change the material terms of any Lease and shall not reduce any Rent without the prior written consent of Mortgagee. Mortgagor shall not change the terms of any security interests or guarantees securing or guaranteeing the payment of Rent to Mortgagor.

               5.04 No Delegation of Mortgagor's Duties and Indemnity . Mortgagor does not hereby delegate to Mortgagee Mortgagor's duties under the Leases and Mortgagee shall not be obligated to discharge such duties. Mortgagor shall indemnify Mortgagee and hold it harmless from all claims, regardless of merit, in any way arising out of the Leases and the assignment to Mortgagee of the Leases and Rents and any expenses related to such claims, including without limitation attorneys' fees except claims based upon the gross negligence or willful misconduct of Mortgagee after Mortgagee takes possession of the Premises. Mortgagor shall reimburse Mortgagee for any claims paid or expenses incurred by Mortgagee which fall within the preceding indemnity immediately upon demand.

               5.05 Subordination of Leases. All Leases (including without limitation the Facility Lease of the Mortgage Property, between Mortgagor and Mortgagee) and the rights of tenants thereunder shall be subordinate to the lien of this Mortgage and to all terms, conditions and provisions hereof and to any renewal, consolidation, extension, modification or replacement hereof, and every Lease shall provide for such subordination therein.

               5.06 Attornent. The tenant of any Lease shall attorn to anyone, including Mortgagee, who acquires the lessor's interest in the Lease and the Premises ("Purchaser"), whether by foreclosure sale or otherwise. The tenant's attomment shall be effective immediately upon the Purchaser's succession to the lessor's interest and the Lease shall continue in effect between Purchaser, as lessor, and the tenant without any further act of Purchaser, Mortgagee or the tenant. Purchaser shall have no liability for any act, omission or obligation of the previous lessor. Every Lease shall provide for such attomment therein.

               ARTICLE VI- Default Provisions.

               6.1 The occurrence of an Event of Default under the Loan Agreement shall constitute an " Event of Default" under this Mortgage.

               ARTICLE VII - Remedies Upon Default.

               7.1 Upon the occurrence of any Event of Default hereunder, Mortgagee, at its option, without presentment, demand, protest or notice of any kind, may declare the indebtedness evidenced by the Note and the other Obligations (as defined in the Loan Agreement) secured by this Mortgage immediately due and payable. Mortgagee, however, need not, and is not obligated to, declare said indebtedness due as a condition precedent to exercising its rights and remedies as set forth herein.

               7.2 Upon the occurrence of any Event of Default hereunder:

                    7.2.1 Mortgagee, at its option, without obligation to do so, without notice to, or demand on, Mortgagor and without releasing Mortgagor from any liability under the Note, this Mortgage or any other Loan Document, may make any payment or perform any act that Mortgagor is obligated to pay or do under the terms of this Mortgage or any other Loan Document.

                    7.2.2 In exercising any of the rights set forth under Section 7.2.1 hereof, Mortgagee may incur any liability and expend whatever amounts it may deem necessary. All such amounts, without notice or demand, shall be immediately due and payable to Mortgagee by Mortgagor with interest at the Default Rate and shall be secured hereby;

                    7.2.3 If Mortgagee shall pay or discharge any lien, rents or claim on the Mortgaged Property, or pay any del inquent tax, assessment or similar charge, Mortgagee shall be subrogated to the rights of the holder of such lien, rents or claim or to the rights of such taxing authority.

               7.3 Upon the occurrence of any Event of Default hereunder, Mortgagee, at its option, without notice, without any liability to Mortgagor, to the extent permitted by law and without regard to the adequacy of the security for said debt, may:

                    7.3.1 Enter upon and take possession of the Mortgaged Property (with or without bringing any action or proceeding in court); or

                    7.3.2 Demand and receive payment of all rents, benefits and profits of the Mortgaged Property, including those past due and unpaid (whether or not Mortgagee has taken possession of the Mortgaged Property); or

                    7.3.3 Have a receiver immediately appointed for the Mortgaged Property and the earnings, revenues, rents, issues, profits and other income thereof and therefrom, with all such powers as the court making such appointment shall confer.

               7.4 If Mortgagee enters upon and takes possession of the Mortgaged Property as provided in Section 7.3 hereof, Mortgagee may operate and manage the Mortgaged Property and perform any acts that Mortgagee, in its sole discretion, deems necessary or desirable to protect and preserve the marketability, rentability, increase the income or conserve the value of the Mortgaged Property. Mortgagee shall have no liability for any action or inaction while in possession of the Mortgaged Property so long as such action or inaction is taken or refrained from being taken in good faith.

               7.5 Upon the occurrence of an Event of Default hereunder:

                    7.5.1 Mortgagee is irrevocably appointed the agent and attorney-in-fact of Mortgagor, which appointment is hereby coupled with an interest, in its name and stead and on its behalf, for the purposes of effectuating any sale for the enforcement of this Mortgage, whether under the power of sale hereby given or pursuant to judicial proceedings or otherwise, to execute and deliver all such deeds, conveyances, bills of sale, assignments, transfers and other instruments as Mortgagee may consider necessary or appropriate, and to substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that Mortgagee, or such substitute or substitutes, shall lawfully do by virtue hereof, provided however Mortgagee will give Mortgager seven (7) days notice prior to exercise of said power of attorney. In addition, if so requested by Mortgagee or by any purchaser, Mortgagor shall ratify and confirm any such sale by executing and delivering to Mortgagee or to such purchaser or purchasers all such proper deeds, conveyances, assignments, instruments of transfer and releases as may be designated in any such request.

                    7.5.2 This Mortgage is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements of Mortgagor contained herein, in the Loan Agreement, the Note and the other Loan Documents, shall be kept and fully performed, for any breach of which Mortgagee shall have the STATUTORY POWER OF SALE.

               7.6 Acceptance by Mortgagee of any payment in an amount less than the amount then due on the indebtedness secured hereby shall be deemed an acceptance on account only and the failure to pay the entire amount then due shall be and continue to be an Event of Default; at any time thereafter and until the entire amount then due on said indebtedness has been paid, Mortgagee shall be entitled to exercise all rights conferred upon Mortgagee in this Mortgage upon the occurrence of an Event of Default.

               7.7 No remedy herein conferred upon Mortgagee shall be exclusive of any other remedy herein or by law or equity provided or permitted, but such shall be cumulative and in addition to every other remedy given herein or now or hereafter existing at law or equity.

               7.8 The exercise of any option in this Mortgage by Mortgagee shall not be deemed a waiver of its rights to exercise any other option; and the filing of a suit for collection of the Note and foreclosure of this Mortgage as a mortgage or for any other default hereunder shall not preclude sale pursuant to the power of sale contained in this Mortgage after a dismissal of the suit. No provision hereof shall be deemed to release Mortgagor's obligation to pay the interest, principal and other sums and charges secured hereby until such time as all thereof have been paid to the Mortgagee in full.

               7.9 If foreclosure should be commenced by Mortgagee, at any time before the sale of the Mortgaged Property, Mortgagee may abandon such sale and may at any time or times thereafter again commence such sale, or Mortgagee may sue for foreclosure of this Mortgage in the courts; if Mortgagee should sue for such foreclosure, it may at any time before entry of final judgment dismiss the suit and sell the Mortgaged Property pursuant to the power of sale contained herein.

               7.10 At any foreclosure sale, whether pursuant to the power of sale contained in this Mortgage, or pursuant to the judgment of a court, all of the Mortgaged Property at the option of Mortgagee and without notice to Mortgagor, may be sold as a whole and it shall not be necessary to have said personal property present at the place of sale. The recitals in the bill of sale to any purchaser at such sale shall be full and conclusive evidence of the truth of the matters stated therein, and all prerequisites to such sale shall be presumed to have been performed and such sale and bill of sale shall be conclusive against Mortgagor.

               7.11 Mortgagor agrees, to the extent that it may lawfully so agree, that if an Event of Default shall occur hereunder, neither Mortgagor nor anyone claiming through or under Mortgagor shall or will set Lip, seek or claim to take advantage of any appraisement, valuation, redemption, moratorium or marshalling laws now or hereafter in force in the locality where the property subject to the lien of this Mortgage may be situated, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Mortgaged Property, or the final or absolute putting into possession thereof, immediately after such sale, of the purchaser thereof, and Mortgagor for itself and its successors and assigns hereby waives, to the full extent that it may lawfully do so, the benefit of all such laws and any and all right to have the estates comprising the security intended to be created hereby marshalled upon any foreclosure of the lien hereof and agrees that the Mortgaged Property may be sold as an entirety.

               7.12 Mortgagor, to the extent that it may lawfully do so, hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of the breach by Mortgagor of any of obligations under or with respect to the Note or this Mortgage, and expressly waives any and all objections it may have as to venue in any of such courts.

               ARTICLE VIII- Miscellaneous Provisions.

               8.1 Without affecting the liability of Mortgagor, or any other person (except any person expressly released in writing), for payment of the debt secured hereby or for the performance of any obligations secured by this Mortgage, and without affecting the lien or other rights of Mortgagee with respect to any Mortgaged Property not expressly released in writing, Mortgagee at any time, and from time to time, either before or after maturity of the Note, and without notice or consent, may:

                    8.1.1 Release any person liable for payment of the indebtedness secured hereby or for the performance of any obligation secured hereby;

                    8.1.2 Make any agreement extending the time, or otherwise altering the terms of payment of the indebtedness secured hereby, or modifying or waiving any obligation secured hereby, or subordinating, modifying or otherwise dealing with the lien securing payment of the indebtedness secured hereby;

                    8.1.3 Exercise or refrain from exercising or waive any right Mortgagee may have;

                    8.1.4 Accept additional security of any kind for the indebtedness secured hereby; and

                    8.1.5 Release or otherwise deal with any property, real or personal, securing the indebtedness secured hereby, including all or any part of the Mortgaged Property.

               8.2 In the event that Mortgagor conveys its interest in the Mortgaged Property to parties not appearing in this Mortgage (without implying any right of Mortgagor to do so without Mortgagee's written consent), Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and the Note secured hereby, either by way of forbearance on the part of Mortgagee or extension of the time of payment of the debt or any sum hereby secured, without in any way modifying or affecting the conveyance under this Mortgage or the original liability of Mortgagor or any other party on the Note secured hereby, either in whole or in part.

               8.3 All payments on the debt and advancements, if any, hereby secured shall be applied, first to advancements, if any, in the order of maturity, and second, to the payment of the indebtedness evidenced by the Note hereinabove described and secured hereby and other sums owed under the terms of the Loan Agreement and the other Loan Documents in such manner as Mortgagee shall deem appropriate. Proceeds from foreclosure sales and insurance proceeds or condemnation awards shall be applied in the same manner after payment of all costs and expenses of sales, including reasonable attorney's and auctioneer's fees actually incurred.

               8.4 At any time and from time to time until payment of the indebtedness secured hereby and upon request of Mortgagee, Mortgagor will promptly execute and deliver to the Mortgagee such additional instruments as may be reasonably required to further evidence the lien of this Mortgage and further to protect the security position of this Mortgagee with respect to the property subject to this Mortgage.

               8.5 In the event of any sale of the Mortgaged Property under the provisions hereof Mortgagor shall forthwith surrender possession thereof to the purchaser. Upon failure to do so, Mortgagor shall thereupon be a tenant at sufferance of such purchaser, and upon its failure to surrender possession of the Mortgaged Property upon demand, such purchaser, his heirs or assigns shall be entitled to institute and maintain an appropriate action for possession of the Mortgaged Property.

               8.6 Upon performance in full of the obligations secured hereby, this Mortgage shall become null and void and shall be released by Mortgagee at Mortgagor's expense.

               8.7 In case any one or more of the provisions contained in the Note or in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included.

               8.8 All notices, requests, demands, consents or other communications given hereunder or in connection herewith shall be in writing and shall be sent as provided in the Loan Agreement.

               8.9 Mortgagee and its agents may enter and inspect the Mortgaged Property during usual business hours after reasonable prior notice.

               8.10 It is the intent of the parties hereto that this Mortgage shall constitute a security agreement within the meaning of the Code with respect to all fixtures and personal property above referred to and all replacements thereof, substitutions therefor or additions thereto (said property being sometimes hereinafter referred to as the "Personalty"), and that a security interest shall attach thereto for the benefit of Mortgagee to secure the indebtedness evidenced by the Note and secured by this Mortgage, and all other sums and charges that may become due hereunder or thereunder. Mortgagor hereby authorizes Mortgagee to file financing and continuation statements with respect to the Personalty without the signature of Mortgagor whenever lawful. Upon the occurrence and during the continuation of an Event of Default and to the extent permitted by law, Mortgagee shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property comprising the Mortgaged Property, in which event the default provisions of the Code shall not apply. The parties agree that in the event Mortgagee elects to proceed with respect to the Personalty separately from the real property, five (5) days' notice of the sale of the Personalty shall be reasonable notice. Mortgagor agrees that, without the written consent of Mortgagee, Mortgagor will not remove or permit to be removed from the Mortgaged Property any of the Personalty unless the same is immediately replaced with unencumbered fixtures or articles of personal property, as the case may be, of a quality and value equal or superior to those which they replace. All such replacements, renewals and additions shall become and be immediately subject to the security interest of this Mortgage and be covered hereby.

          Mortgager shall, from time to time, on request of Mortgagee, deliver an inventory of the Personalty in reasonable detail, including an itemization of all items leased to Mortgagor or subject to conditional bill iof sale, security agreement or other title retention agreement.

               8.11 Mortgagor, to the extent reasonably within its control, will preserve and renew all rights of way, easemnets, grants, priveleges, licenses and franchises reasonably necessary for the use of the Mortgaged Property from time to time and will not, without the prior consent of the Mortgagee initiate, join in or consent to any private or restrictive covenant or other public or private restriction as the use of the Motgaged Property. Mortgager shall, however, comply with all restrictive covenants that may at any time affect the Mortgaged Property, zoning ordinances and other public or private restrictions as to the use of the Mortgaged Property.

               8.12 If at any time any governmental body shall impose a stamp, documentary or other similar tax on the Note, this Mortgage, the indebtedness secured hereby or the income generated therefrom, or any modification, amendment, extension or consolidation of either thereof, Mortgagor will pay the same promptly after demand by Mortgagee, but in any event prior to the due date thereof, and furnish evidence of such payment to Mortgagee.

               8.13 This Mortgage shall insure and bind the successors and assigns of the parties hereto, and shall be so construed that whenever applicable with reference to any of the parties hereto, the use of the sungular number shall include the plural number, the use of the plural number shall include the singular number, the use of the masculine gender shall include the feminine gender, and shall likewise be so construed as applicable to and including a partneship or partneerships, corporation or corporations or any other entity that may be a part or parties hereto. This Mortgage may not be waived, changed or discharges orally, but only in ana greement in writing signed by the party against whom any waiver, charge or discharge is sought.

               8.14 It  is  understood  and  agreed  that  the   validity,
          construction and interpretation of this Mortgage will be in accordance with the laws of the State of Massachusetts.


               IN WITNESS WHEREOF, Mortgagor has duly caused this Mortgage to be executed on ______________, 1997 to be effective as of the day and year indicated above.

                                         OHI REALTY LIMITED PARTNERSHIP I,
                                         a Massachusetts limited partnership

                                         By: Iatros Health Network, Inc.,
                                             General Partner

                                                By:_______________________
                                                Title:____________________


          COMMONWEALTH OF MASSACHUSETTS
          COUNTY OF ___________________         ____________________, 1997


          Then personally appeared before me the above named _______________, the _______________________of latros Health
          Network, Inc., the general partner of
          OHI REALTY LIMITED PARTNERSHIP I, a Massachusetts limited partnership, and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of latros Health Network, Inc., as general partner of OHI Realty Limited Partnership I as aforesaid.

                                                __________________________
                                                Notary Public
                                                My Commission Expires:



                                     EXHIBIT A


                                Property Description

        Parcel 1: A certain parcel of land together with the buildings thereon, situated on Dean Street, Taunton, Bristol County, Commonwealth of Massachusetts, being shown as Lot No.2 on a Plan entitled "Plan of Land belonging to Alice R. Hartshorn Estate Taunton, Mass., made by Seth V Freeman, dated October
        1, 1947" recorded with said Registry of Deeds in Plan Book 40, Plan 68. Excepting therefrom, a certain parcel of land, containing 8.18 acres, as shown on a plan entitled, "Property in Taunton, Mass., owned by Long Lane Company, Scale: 1 inch = 40 feet, dated May, 1972. Bristol Land Surveyors Taunton" recorded with said Registry of Deeds in Plan Book 138, Page 69. The subject premises are described on said Plan Book 138, Plan 69, as "Long Lane Company," and as more particularly described in deed recorded with said Registry of Deeds in Book 1727, Page 1110, and are more particularly described as follows:

              Beginning at a point on the north side of Dean Street that is S 78 -07'-53" W, 188.49 feet from a Mass. Highway Bound at station 34+95;
        thence S 78 -07'-53" W, 131.55 feet to a Mass. Highway bound and by Dean Street;
        thence S 81 -33'-58" W, 72.05 feet by Dean Street;
        thence N 30 -12'-10" W, 322.56 feet by land now or formerly of O'Neill; thence N 71 -18'-00" E, 273.62 feet by Parcel 2;
        thence S 17 -24'-00" E, 344.69 feet by Parcel 2 to the point of beginning. Containing 78,349 square feet.


        Parcel 2: A certain parcel of land together with the buildings thereon, situated on Dean Street, Taunton, Bristol County, Commonwealth of Massachusetts, containing 8.18 acres, as shown on a Plan entitled "Property in Taunton, Mass., owned by Long Lane Company,
        Scale 1 inch = 40 feet, dated May, 1972. Bristol Land Surveyors, Taunton" recorded with said Registry of Deeds in Plan Book 138,
        Page 69, and as more particularly described in deed recorded with said Registry of Deeds in Book 2165, Page 192, and more particularly described as follows:

              Beginning at a point on the north side of Dean Street that is S 78 -07'-53" W, 88.49 feet from a Mass. Highway Bound at station 34+95;
        thence S 78 -07' -53" W, 100.00 feet by Dean Street;
        thence N 17 -24' -00" W, 344.69 feet by Parcel 1;
        thence S 71 -18' -00" W, 273.62 feet by Parcel 1;
        thence S 79 -29' -10" W, 134.96 feet by land now or formerly of O'Neill; thence N 28 -4O' -30" W, 385.71 feet by land now or formerly of South
          Bay Corporation;
        thence N 15 -27' -00" E, 254.48 feet by land now or formerly of
          Penn Central Railroad Co.;
        thence N 65 -50' -30" E, 360.00 feet by land now or formerly of the
          City of Taunton;
        thence S 29 -05' -00" E, 642.61 feet by lands now or formerly of
          Gebelien and Finn;
        thence S 55 -49' -00" W, 45.00 feet by land now or formerly of Gordon; thence S 17 -24' -00" E, 356.64 feet by said Gordon to point of beginning. Containing 354,063 square feet.

                                     EXHIBIT B


                                Permitted Exceptions

          1. Taxes for the year 1997 to the extent they are due and payable. Subsequent taxes are a lien but not yet due and payable.

          2.     Sewer connection shown on Plan recorded in Plan Book 138,
               Plan 69.